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                                                                Exhibit 10.22



             CROSS-DEFAULT AND CROSS-COLLATERALIZATION AGREEMENT

August 1, 1997

Names and Addresses of the Parties:

           KeyBank, National Association ("Lender")
           SEATTLE METROPOLITAN COMMERCIAL BANKING CENTER
           700 5th Avenue, 48th Floor
           Seattle, WA. 98104

           NEW WEST EYEWORKS, INC.
           2104 WEST SOUTHERN AVE.
           TEMPE, AZ 85282



     Reference is hereby made to the following described credit arrangements between Lender and the Borrowers (inclusive of all future amendments, modifications, renewals or extensions thereof):



    LOAN NUMBER     NOTE DATE      NOTE FACE AMOUNT        MATURITY DATE
-----------------------------------------------------------------------------
387236-2009701       080197         $2,000,000.00              080102

387236-1009501       080197         $3,000,000.00              080199



        It is agreed between Lender and the Borrower(s) that a default under one of such credit arrangements is and shall be a default under all of such credit arrangements. If any of such credit arrangements is payable on demand, without regard to the occurrence of a specific event of default, then, (i) the occurrence of a demand for payment under a credit arrangement payable on demand is and shall be an event of default under a credit arrangement not payable on demand and (ii) the occurrence of an event of default under any of such credit arrangements shall be a basis for demanding payment of any of such credit arrangements as are payable on demand.

     It is further agreed that all collateral which secures any of such credit arrangements shall secure all of such credit arrangements.



KEYBANK NATIONAL ASSOCIATION          NEW WEST EYEWORKS, INC.
                                      BY:



/s/ Michael P. Righi                 /s/ Barry Feld, CEO and President
-----------------------------       ------------------------------------------
           Authorized Officer

                                    /s/ Darius J. DiTallo, CFO
                                    ------------------------------------------